April 14, 1997


                      THIRD AVENUE SMALL-CAP VALUE FUND
                           THIRD AVENUE VALUE FUND

          The following information supplements the information contained in the section entitled "Investment Philosophy and Approach" of the Funds' Prospectus dated April 1,
          1997.

          FOREIGN CURRENCY TRANSACTIONS

          BOTH THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND may, from time to time, engage in foreign currency transactions in order to hedge the value of their respective portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.

          The notional amount of a currency hedged by a Fund will be closely related to the aggregate market value (at the time of making such sale) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If the Fund enters into a hedging transaction in which the Fund is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to the Fund's total commitments.

          The cost to a Fund of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, relative interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of the Fund to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to the Fund. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which it engages in currency hedging transactions.